Exhibit 10.3

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant customarily and actually treats as private and confidential.

THIRD AMENDMENT TO
PROJECT AGREEMENT
(DETAILING – FIELD TEAM)

This Third Amendment (the “Amendment”) entered into as of the last date of signature herein and made effective as of July 1, 2021 (the “Amendment Effective Date”) is made by and between Syneos Health Commercial Services, LLC, f/k/a inVentiv Commercial Services LLC, with an office at 500 Atrium Drive, Somerset, N.J. 08873 (“Syneos Health”) and Agile Therapeutics, Inc. with an office located at 100 Poor Farm Road, Princeton, New Jersey 08540 (the “Client”). Syneos Health and Client may each be referred to herein as a “Party” and, collectively, as the “Parties.”

W I T N E S S E T H:

WHEREAS, Syneos Health and Client are parties to a Project Agreement (Detailing – Field Team) made as of April 30, 2020, First Amendment to Project Agreement (Detailing – Field Team) dated June 1, 2020 and Second Amendment to Project Agreement (Detailing – Field Team) dated January 1, 2021 (collectively, the “Agreement”); and

WHEREAS, Syneos Health and Client desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1.Except as provided in this Amendment, the terms and conditions set forth in the Agreement shall remain unaffected by execution of this Amendment. To the extent any provisions or terms set forth in this Amendment conflict with the terms set forth in the Agreement, the terms set forth in this Amendment shall govern and control. Terms not otherwise defined herein, shall have the meanings set forth in the Agreement.

2.	The Agreement is hereby amended as follows:

(a)	Section 2, “The Services,” is hereby amended to include a new Exhibit G “Digital Amplifier Services” as set forth in the attached hereto and made a part hereof.

(b)	New Sections 7 through 9 is hereby added as follows:

7.	Ad Placement

Notwithstanding anything to the contrary set forth in the Agreement, to the extent the Services include media purchasing/placement services (“Ad Placement Offerings”), Syneos Health (or its Affiliate) is authorized to purchase and place ad content provided to Syneos Health by Client, including by the use of technology and services from third parties as required to facilitate such Media Offerings (“Placement Vendors”), on behalf of Client Syneos Health will use commercially reasonable efforts to ensure that

Syneos Health Project Code: 7007244

Placement Vendors perform their obligations, but Syneos Health does not guarantee any Placement Vendor’s performance or the success of the Services.

8.	Client Responsibilities

For all media placed by Syneos Health for Client as part of the Services, Client, using its own legal advisors, is solely responsible for (i) obtaining and resolving legal, usage and talent issues (including, without limitation, claims substantiation issues), (ii) its final decision to approve the use and publication of any creative materials in connection with the Services and the selection of applicable vendors and methods of targeting used for the Services, (iii) ensuring that all representations and descriptions regarding Client’s business and its competitors’ organizations, products, services and industry comply with all legal and regulatory requirements, directives, and guidelines and are accurate and supportable by competent and relatable tests or other objective data, (iv) ensuring it complies with applicable privacy laws in providing or using any data or personal information related to the Services, and (v) if applicable, providing Syneos Health with any viewability, brand safety, or inclusion/exclusion site requirements within a reasonable time prior to campaign launch. SYNEOS HEALTH SHALL PERFORM THE SERVICES WITHIN ITS CONTROL IN ACCORDANCE WITH APPLICABLE LAW, BUT CLIENT ACKNOWLEDGES THAT THE ABILITY TO DELIVER TARGETING ADS MAY BRING HEIGHTENED SCRUTINY TO CLIENT AS AN ADVERTISER FROM THE PRESS AND CONSUMER GROUPS, REGULATORS, PRIVACY ACTIVISTS, LEGISLATORS, INDUSTRY GROUPS AND SELF- REGULATORY BODIES. IN FURTHERANCE OF THE FOREGOING, CLIENT ACKNOWLEDGES AND AGREES THAT ITS AUTHORIZATION, PROVISION OR USE OF ANY DATA IN CONNECTION WITH THE SERVICES CARRIES CERTAIN INHERENT RISKS AND THAT SYNEOS HEALTH’S PERFORMANCE OF THE SERVICES ON BEHALF OF CLIENT IN ACCORDANCE WITH CLIENT’S AUTHORIZATION AND INSTRUCTIONS DOES NOT CONSTITUTE A BREACH OF SYNEOS HEALTH’S OBLIGATIONS UNDER THIS AGREEMENT.

9.	Service Analysis & Algorithms

Provided that Syneos Health removes any Client product identifying information, Syneos Health may use relevant project data for the purpose of refining and improving its overall services and offerings, evaluating its performance under the Agreement, and for business development and analytics purposes. Notwithstanding anything to the contrary herein or in the Agreement, (i) the Syneos Health Algorithms are not deliverables or work product (as either may be defined by the Agreement), (ii) Client receives no right or license to the Syneos Health Algorithms, and (iii) as between Syneos Health and Client, Syneos Health will own all intellectual property and other proprietary rights in and to the Syneos Health Algorithms and all derivatives, improvements, or changes thereto. “Syneos Health Algorithms” means Syneos Health’s (or its licensor’s) proprietary algorithms, methods, machine learning capabilities, and all other associated materials, equipment, systems, software, documentation, tools, algorithms, dictionaries models, frameworks, utilities, operating systems, data, and databases.

Syneos Health Project Code: 7007244

3.	The Amended and Restated Exhibit A, is hereby amended as follows:

(a)	The Amended and Restated Exhibit A-1 “Field Operations Services,” Section

1.0 is hereby amended and restated to include additional scope pursuant to the Analytics and Reporting Field Operations Services in Sub-Section 3.7.3 to read as follows:

3.7.3 Custom Analysis & Insights.

Additional work-effort will require work estimates and Change of Scope as detailed in Section 3.1.1(d), to be coordinated by the PM.

As a result of some of the changes Syneos Health will be allocating analytics support to Client. This should enhance current reporting Client is receiving as there will be more insights applied, as well as the opportunity to better handle ad hoc reporting needs (the “Analyst Services”).

4.The Amended and Restated Exhibit F, “Compensation – Fixed Fees, Variable Fees and Pass-through Costs,” is amended as follows:

(a)	Section I(b), “Fixed Monthly Fee,” is hereby amended to include new subsections (ii) and (iii) as follows:

(ii)Effective July 1, 2021 ending December 31, 2021, Client shall pay Syneos Health a fixed monthly fee for [***] operations manager (the “OM”) per the table below (the “OM Fixed Monthly Fee”), pro-rated for any partial months:

PERIOD	OM FIXED MONTHLY FEE
July 1 - September 30, 2021	[***]
October 1 - October 31 2021	[***]
November 1 - November 30, 2021	[***]
December 1 - December 31 2021	[***]

Syneos Health Project Code: 7007244

(iii)Client shall pay Syneos Health a [***] Fee for Digital Amplifier Services as set forth in the table below:

Digital Amplifier Period	Digital Amplifier [***]Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.This Amendment may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Amendment by exchange of facsimile copies or via pdf file bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Amendment by such party. Such facsimile copies and/or pdf versions shall constitute enforceable original documents.

6.The terms of this Amendment are intended by the Parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The Parties further intend that this Amendment constitute the complete and exclusive statement of its terms and shall supersede any prior agreement with respect to the subject matter hereof.

WHEREFORE, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

AGILE THERAPEUTICS, INC.		SYNEOS HEALTH COMMERCIAL
SERVICES, LLC

By:	/s/ Al Altomari	By:	/s/ Todd Tomasoski

Name:	Al Altomari	Name:	Todd Tomasoski

Title:	Chairman and CEO	Title:	Vice President, Global Deal Management

Date:		Date:	Sep 27, 2021

Syneos Health Project Code: 7007244

EXHIBIT G

DIGITAL AMPLIFIER SERVICES

Overview:

The total estimated budget set forth in this Work Order is [***]. The budget covers the following Services, performed in efforts to increase HCP awareness of the Agile Therapeutics Twirla Program.

[***]HCPs will be targeted for Phase 1 and ~approximately [***]for Phase 2 of the campaign.

Scope of Work:

Syneos’ KineticTM will partner with Client to develop and launch a digital amplifier campaign against [***]HCP targets.

Services & Fees:

Description of Work	Requiredmaterials	Setup Time	Fee	Total

Digital Amplifier:

●
Coordinated media and messaging [***]

●
Pricing includes [***]

●
Process includes Digital Linking of [***]

●
Bi-weekly campaign reporting (XLS or PDF dashboard)

●
[***] Rx Lift Analysis to be delivered
	● [***] [***] ● [***] ● [***]	[***]	[***]	[***]

Syneos Health Project Code: 7007244

Scope Assumptions

•	[***]

Timeline:

Milestone	Date
[***]	[***]
[***]	[***]
[***][***] [***][***]	[***] [***]
[***] [***] [***]	[***] [***]
[***]	[***]
[***]	[***]
[***]	[***]

Syneos Health Project Code: 7007244